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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 27, 2004 (July 26, 2004)
                                                   -----------------------------


                             RURBAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                          0-13507               34-1395608
--------------------------------         ------------        -------------------
  (State or other jurisdiction           (Commission            (IRS Employer
of incorporation or organization)        File Number)        Identification No.)



                401 Clinton Street, Defiance, Ohio       43512
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              (Address of principal executive offices) (Zip Code)

                                 (419) 783-8950
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              (Registrant's telephone number, including area code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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Item 9. Regulation FD Disclosure.

         On July 26, 2004, Rurban Financial Corp. (the "Company") issued a news release (the "July 26, 2004 Release") reporting results for the second fiscal quarter ended June 30, 2004. A copy of the July 26, 2004 Release is furnished as
Exhibit 99 and is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

         In the July 26, 2004 Release, the Company reported results for the second fiscal quarter ended July 26, 2004. A copy of the July 26, 2004 Release is furnished as Exhibit 99 and is incorporated herein by reference.

         The information in this Current Report on Form 8-K, including Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RURBAN FINANCIAL CORP.


Dated:  July 27, 2004                       By: /s/ James E. Adams
                                                -----------------------------
                                                James E. Adams
                                                Executive Vice President and
                                                Chief Financial Officer



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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                               Dated July 27, 2004

                             Rurban Financial Corp.



Exhibit No.                             Description
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   99           News Release issued by Rurban Financial Corp. on July 26, 2004.





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